Supplement to the
Strategic Advisers® Fidelity® Emerging Markets Fund
July 30, 2025
Prospectus

Antonio Martinez no longer serves as Co-Portfolio Manager of the fund.
The following information replaces similar information found in the "Fund Summary" section under the "Portfolio Manager(s)" heading.
Wilfred Chilangwa (Lead Portfolio Manager) has managed the fund since 2018.
The following information replaces the biographical information found in the "Fund Management" section under the "Portfolio Manager(s)" heading.
Wilfred Chilangwa is Lead Portfolio Manager of Strategic Advisers® Fidelity® Emerging Markets Fund, which he has managed since 2018. He also manages other funds. Since joining Fidelity Investments in 1997, Mr. Chilangwa has worked as a senior fund analyst, an international strategist, and portfolio manager.
STE-PSTK-1225-102 1.9904827.102	December 1, 2025